Listing Report:Supplement No. 79 dated Oct 26, 2010 to Prospectus dated Jul 26, 2010
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 26, 2010 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 26, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 419308
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Construction
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$11,442	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	68%
		Homeownership:	No
Screen name:	credit-nest2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan for my business
Purpose of loan:
This loan will be used to?
Pay down the balances on my business credit cards immediately so that?I can improve the overall debt to credit ratios and raise my credit rating(s).? My business has been slowly improving and growing in the last three quarters.? I need to improve my credit rating(s)?right?now, so that I can request greater lines of credit with my materials suppliers.? Greater lines of credit will increase the size and worth of the projects that?I can bid on in the future.? Larger projects mean larger net profits for myself and my Construction Company (KNG Construction Services, www.kngcs.com).??When my company begins working on larger projects, we?will?need to?put more?full-time employees on the payroll and increase the number of licensed subcontractors that?we will be able to utilize.? Which will help to improve our local construction and remodeling economy.

My financial situation:
I am a good candidate for this loan because?
Although?I have run up a credit card debt in the last year and a half,? I have been making more than mininum payments and have been on time.
Monthly net income: $ 6,500.00 currently

Monthly expenses: $
??Housing: $ 1200.00
??Insurance: $ 350.00
??Car expenses: $ 260.00
??Utilities: $ 235.00
??Phone, cable, internet: $ 167.00
??Food, entertainment: $ 430.00
??Clothing, household expenses $ 400.00
??Credit cards and other loans: $ 1392.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440316
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Mar-1999	Debt/Income ratio:	28%
Credit score:	720-739 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 9	Length of status:	3y 7m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$38,871	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	phenomenal-order	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I carry debt b/c I Can
Purpose of loan:
Supplement cash flow.

My financial situation:This is simple solid income and
I pay my bills on-time!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465626
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,100.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	10.71%	Starting borrower rate/APR:	11.71% / 16.69%	Starting monthly payment:	$36.38

Auction yield range:	10.71% - 10.71%	Estimated loss impact:	11.02%
Lender servicing fee:	1.00%	Estimated return:	-0.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-2000	Debt/Income ratio:	33%
Credit score:	720-739 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 4	Length of status:	5y 2m
Amount delinquent:	$311	Total credit lines:	41	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$814	Stated income:	$1-$24,999
Delinquencies in last 7y:	24	Bankcard utilization:	56%
		Homeownership:	No
Screen name:	emphatic-peace	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving closer to work loan
Purpose of loan:
This loan will be used to? help with a few things in moving me closer to my place of employment so I can cut back the gas costs and during summer ride my bike to work or even walk.

My financial situation:
I am a good candidate for this loan because? I can pay it back easily. 1,100 was the minimum I could ask for so I don't believe I would be using all of the requested amount.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472274
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$287.66

Auction yield range:	10.71% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-2000	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	6 / 5	Length of status:	5y 8m
Amount delinquent:	$2,795	Total credit lines:	22	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$114	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	11%
		Homeownership:	No
Screen name:	MassBile	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation of High Loan Payments
Purpose of loan:
This loan will be used to consolidate 2 high monthly payment loans I currently have.? One of the accounts is a vehicle loan which I'm currently paying $435 a month.? The other is a personal loan that has a payment of $419.? Right now I'm willing to pay the higher interest rate in order to lower my overall monthly payments.

My financial situation:
I'm a United States military service member that is dedicated to maintaining and improving my financial situation.? I'm also a Prosper lender with over 25 active loans and notes currently funded.?
Monthly net income: $ 4850 (Includes my Basic Allowance for Housing rate)

Monthly expenses: $ 2320
??Housing: $ 900?
??Insurance: $ 85
??Car expenses: $ 435
??Utilities: $ 100?
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 450
??Other expenses: $ 100

Please feel free to ask any questions you may have.?Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 476020
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Aug-1992	Debt/Income ratio:	30%
Credit score:	660-679 (Oct-2010)	Inquiries last 6m:	8	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	15 / 14	Length of status:	9y 7m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$10,439	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	64%
		Homeownership:	Yes
Screen name:	OneHug	Borrower's state:	Minnesota	Borrower's group:	BORROWERS - LARGEST GROUP
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Warm My Home ~ Ease My Heart
Purpose of loan:
This loan will be used to? winterize my home - pay bills

My financial situation:
I am a good candidate for this loan because?
I am honest and trustworthy and promise to repay this loan promptly.
Monthly net income: $ 3516.00

Monthly expenses: $
??Housing: $ 1103.00?
??Insurance: $ escrowed
? Car expenses: $ zero.. (vehicle paid for.)
??Utilities: $ 125.00
? Phone, cable, internet: $ 150.00?
??Food, entertainment: $ 200.00?
??Clothing, household expenses $ only as needed?
??Credit cards and other loans: $ 500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478236
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 34.63%	Starting monthly payment:	$322.51

Auction yield range:	16.71% - 30.00%	Estimated loss impact:	20.06%
Lender servicing fee:	1.00%	Estimated return:	9.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-1995	Debt/Income ratio:	26%
Credit score:	660-679 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	13 / 10	Length of status:	15y 1m
Amount delinquent:	$515	Total credit lines:	54	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,217	Stated income:	$100,000+
Delinquencies in last 7y:	15	Bankcard utilization:	90%
		Homeownership:	Yes
Screen name:	Debt-Freedom2015	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest debt
Purpose of loan:
This loan will be used to consolidate two high interest loans and a credit card. I would like to be able to have one payment and concentrate on becoming debt free in the next 5 years except a mortgage. I am a good candidate for this loan because I have a high paying stable job with a Fortune 500 company in the energy-based sector. My salary is $113,000 per year. I currently net $6,150 per month. In the past, I have used credit to help get three children through college. Now that these expenses are over, I want to get a lower interest rate and begin to pay down debt faster.

Monthly expenses: $
??Housing: $ 875.00
??Insurance: $ 180.00
??Car expenses: $ 250.00
??Utilities: $ 230.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 650.00
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $ 1965.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478456
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$123.28

Auction yield range:	10.71% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-2001	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	4y 1m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,051	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Bankcard utilization:	63%
		Homeownership:	No
Screen name:	blossom081	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Just need a boost
Purpose of loan:
This loan will be used to consolidate three credit cards, and for staying on top of bills while my husband waits for his new job to begin.

My financial situation:
I am a good candidate for this loan because even though times have become difficult for us financially, we have stayed fairly current on our monthly bills and credit card payments. My husband is applying for a job working for an oil company in Wyoming, which will enable us to pay off this loan fairly quickly.

Monthly net income: $2000

Monthly expenses: $
??Housing: $535
??Insurance: $305
??Car expenses: $215 and $250 loan payments, rougly?$100 for?fuel?
??Utilities: $ 100
??Phone, cable, internet: $ 250
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $?400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478466
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.80%

Starting lender yield:	21.75%	Starting borrower rate/APR:	22.75% / 26.20%	Starting monthly payment:	$289.35

Auction yield range:	10.71% - 21.75%	Estimated loss impact:	10.33%
Lender servicing fee:	1.00%	Estimated return:	11.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-1988	Debt/Income ratio:	29%
Credit score:	700-719 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 7	Length of status:	6y 0m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,799	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	66%
		Homeownership:	Yes
Screen name:	pawpaw23	Borrower's state:	Alabama	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 100% )	700-719 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	640-659 (Sep-2008) 640-659 (Aug-2008) 740-759 (Oct-2007)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Becoming Debt Free
Purpose of loan:
Pay down Bank of America.?We're hoping for a less interest rate here but?even if it's the same, we had?rather pay our peers than BoA.?

My financial situation:
We can afford the payments and we are attempting to become debt free. Our goal is in site. My ex-wife pays the mortgage. She is in a stable position with a good company and has paid on time?since our divorce over 5 year ago. One of my children wasn't paying a card that we were allowing them to use. We now have control of that situation.

Monthly net income: $ 3800

Monthly expenses: $ 3300
??Housing: $?440
??Insurance: $ 250
??Car expenses: $ 425
??Utilities: $ 150
??Phone, cable, internet: $ 225
??Food, entertainment: $?400
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 610
??Savings: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 480722
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	60 months	Estimated loss:	5.95%

Starting lender yield:	16.90%	Starting borrower rate/APR:	17.90% / 19.33%	Starting monthly payment:	$380.09

Auction yield range:	6.23% - 16.90%	Estimated loss impact:	6.24%
Lender servicing fee:	1.00%	Estimated return:	10.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1990	Debt/Income ratio:	11%
Credit score:	800-819 (Oct-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	22y 2m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,747	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	32%
		Homeownership:	Yes
Screen name:	best-favorite-greenback	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 480792
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	13.71%	Starting borrower rate/APR:	14.71% / 18.00%	Starting monthly payment:	$258.93

Auction yield range:	13.71% - 13.71%	Estimated loss impact:	14.79%
Lender servicing fee:	1.00%	Estimated return:	-1.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-2000	Debt/Income ratio:	29%
Credit score:	680-699 (Oct-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	5y 4m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,913	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	31%
		Homeownership:	No
Screen name:	justice-harmony7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my son school
Purpose? Paying off my ?son school,paying some credit cards

My financial situation:
I am?working,paying my bills on time?

Monthly net income: $

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 700 every 6 monts
??Car expenses: $ 0
??Utilities: $ 160
??Phone, cable, internet: $?70??Food, entertainment: $ 250
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 270
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481112
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Sep-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	3	Current / open credit lines:	2 / 1	Length of status:	0y 7m
Amount delinquent:	$2,048	Total credit lines:	8	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	StellarIntentions	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion with Purpose
Purpose of loan: This loan will be used to? Expand my growing business. ?I am the owner of a?successful organic meal delivery service.?Demand for our creative, healthy, and convenient meals is growing favorably. With increased exposure and presence, we will thrive.?I have a solid business plan, financial forecasts, and growing client base. This loan will go directly to?a down payment and security deposit?on an already approved Cafe and Storefront retail space. I can provide testimonials and financial forecasts for my business, per email inquiry.

My financial situation: ?I am a good candidate for this loan because? I have minimal living expenses and healthy financial business forecasts. I have been intentionally downsizing for years. My personal living expenses are $800 per month. I carry no credit card debt. All of my financial resources are available to pay off this Prosper loan.? I intend to immediately set aside $1,000 (for first 3 months of?repay on this loan to Prosper Lenders). Subsequently,?I will also be building my net cash income reserve from my business (starting at $7,200 per month). My?Prosper Loan will be the biggest priority?each month. It will also provide a foundation for?establishing business credit for?future use.

Despite my HR prosper rating; I feel, I am an excellent lending choice and low risk to an investor. My rating is due to a lack of credit in recent years. I view this as an asset, as I have learned to live within my means. I will continue this trend while growing my business. The 3 delinquencies totaling $2,048 on my credit report are medical bills from insurance issues. I am currently?working to resolve these.

Most importantly, I have an incredible business vision, integrity, ethics, determination, and a passion for my work and commitment to service. I just need some support from real people like you...

I appreciate your time?and consideration. Please contact me with additional questions. Thank you and God bless....

Monthly Expenses? $800.00
Housing and Utilities?$400
Cell Phone $125.00
Transportation $25.00
Food/Clothing $200
Entertainment $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481404
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$73.97

Auction yield range:	10.71% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-2001	Debt/Income ratio:	14%
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	3y 9m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,247	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	No
Screen name:	exciting-treasure	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit card
Purpose of loan:
This loan will be used to?
pay off high interest credit card
My financial situation:
I am a good candidate for this loan because?
of a good job Monthly net income: $ 3,000

Monthly expenses: $
??Housing: $ 310
??Insurance: $ 80
??Car expenses: $341
??Utilities: $ 80
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481466
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$67.85

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Mar-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	3	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	30y 9m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,684	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Bankcard utilization:	80%
		Homeownership:	No
Screen name:	new-dough-sundae	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving costs
Purpose of loan:
This loan will be used for.?

My financial situation:
I am a good candidate for ?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481482
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 31.56%	Starting monthly payment:	$206.82

Auction yield range:	16.71% - 27.00%	Estimated loss impact:	25.57%
Lender servicing fee:	1.00%	Estimated return:	1.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jul-1997	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Sep-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	4y 2m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,943	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	ravencody	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Adopting HIV+ Toddler - please help

We are trying to adopt a little girl from over seas who was diagnosed with HIV and a heart condition.? We have enough for the first trip, but not enough money raised for the 2nd trip.? A loan is not something we were planning on, but we don't see any other options.? Olivia is 3 years old with blonde hair and blue eyes.? She requires medication to live a full life and we can offer her the best medical care.? Our 6 year old son really wants her to be his sister.? Please help us.? If you'd rather donate, instead of helping to fund this loan, please go to Olivia's blog - there is a CHIP IN button.? www.homeforolivia.blogspot.com

Yes we have some credit issues.? We owned a small house a few years ago that we decided to rent out to a family.? They never paid rent and our lawyer suggested we file bankruptcy, so we did.? Unfortunately that will stay on our credit report for a while yet.? I work for a state agency and we will make the monthly payment.

Adoption Refund is $13k - so once we get our tax refund next year we are paying off this loan in one lump sum.? So it's guaranteed to be paid off.? It used to be a credit but has since be changed to a refund.? We usually file our taxes soon after receiving our W2 forms, so the loan will be a short term loan only.

We travel at the end of November so we need to raise the money to travel ASAP!? please help us!

Monthly net income: $3200 (both of us combined), $1600 just myself

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 100
??Car expenses: $ 120
??Utilities: $ 200
??Phone, cable, internet: $ 74
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $ 400

Total expenses:? $2794
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481488
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$143.83

Auction yield range:	10.71% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1982	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	8 / 6	Length of status:	1y 0m
Amount delinquent:	$5,859	Total credit lines:	30	Occupation:	Realtor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,468	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Bankcard utilization:	2%
		Homeownership:	Yes
Screen name:	handshake_007	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation for the Family
Last 2 delinquency's have been paid. I will pay back the loan on time as scheduled. Thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481496
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.95%

Starting lender yield:	13.90%	Starting borrower rate/APR:	14.90% / 17.07%	Starting monthly payment:	$519.25

Auction yield range:	5.71% - 13.90%	Estimated loss impact:	6.18%
Lender servicing fee:	1.00%	Estimated return:	7.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1982	Debt/Income ratio:	21%
Credit score:	740-759 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 14	Length of status:	12y 8m
Amount delinquent:	$0	Total credit lines:	50	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$139,150	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	80%
		Homeownership:	Yes
Screen name:	valiant-pound3	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Card Consolidation
Purpose of loan:
This loan will be used to pay down three credit cards

My financial situation:
I am a good candidate for this loan because while my debt has increased, I have done all I can to keep all payments flowing.? I had faced a temporary pay reduction of 6.25% due to the economy, it has been restored so I am trying to create some breathing room.

Monthly net income: $ 11,320

Monthly expenses: $
??Housing: $ 2,100
??Insurance: $ 340
??Car expenses: $1,327
??Utilities: $ 290
??Phone, cable, internet: $ 200
??Food, entertainment: $ 1000
??Clothing, household expenses $1000
??Credit cards and other loans: $1000
??Other expenses: $ 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481500
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.50%

Starting lender yield:	9.95%	Starting borrower rate/APR:	10.95% / 13.07%	Starting monthly payment:	$212.65

Auction yield range:	3.71% - 9.95%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	6.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jan-1995	Debt/Income ratio:	10%
Credit score:	720-739 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	10y 5m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$32,657	Stated income:	$100,000+
Delinquencies in last 7y:	2	Bankcard utilization:	48%
		Homeownership:	Yes
Screen name:	methodical-by-nature	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Methodical Debt Reduction
This loan will be used to pay off higher interest credit cards which went up during the recession.?
Paying interest to someone's Parents or Grandparents who have seen a decline in their other investments (rather than to Citibank who has been bailed-out-quite-enough-thank-you) is just the icing on the cake.??

I am personally and financially stable ? Married, 37 years old, with a beautiful daughter.? I'm well established and respected in my career: same company for over 10 years and always keeping ahead of cost of living even in this rough economy.?

I consistantly?contribute towards my 401k @ a 60/40 split of stocks and bonds & currently valued at $112k, and have sufficient life and disability insurance to eliminate debt and maintain my family?s quality of life in a worst case scenario.

I'll gladly answer any question prospective lenders may have, and wish you luck in your investment or loan goals - take care,-- S
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481510
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	36.00% / 39.75%	Starting monthly payment:	$137.41

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-2006	Debt/Income ratio:	6%
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	7	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	7y 3m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,092	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	73%
		Homeownership:	No
Screen name:	finance-euphoria	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Never paid late-debt consolidation
Purpose of loan:
This loan will be used to do real estate repairs on a single family home that I own free and clear (NO MORTGAGE) to increase the equity well past the 100,000 it already has in it.
I currently use this property for a start up business, a photoghraphy and graphics?business, and second home
After the repairs on the roof and windows are done i plan on moving into the property??and still use it as an office also.And still keep my job as an enginer. I've been enigineering for?10 years
I?will then?do a debt consolidation?refinance loan, and pay off all debts incuding my propser loan (NO BRAINER HERE)

My financial situation:.
I am a good candidate for this loan because?
i have a pretty good income and a low debt to income, and have never been late on a payment.
Monthly net income: $
4500,00
Monthly expenses: $
??Housing: $ 650.00
??Insurance: $
??Car expenses: $ 0
??Utilities: $ 300
??Phone, cable, internet: $ 110
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481514
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-1972	Debt/Income ratio:	35%
Credit score:	740-759 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	39y 1m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$256,265	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	best-refined-compassion	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping My Son With Moving Expenses
Purpose of loan:
My son has just graduated from law school and is starting a job in early December with a large law firm in California. I'd like to be able to help him with a short term loan so he can get on his feet, pay deposits and first month rent, and cover other expenses before he receives his first paycheck. I will be paying the monthly payment on this loan, and am fully responsible for the payments (as you can see, I have no delinquencies, and have never been late in making a payment, and I won't be late on this loan either). But I also fully expect my son to pay me back (and me to pay Prosper back) well before the 3 year period is up. I'm hoping you will be able to help me help my son with this short-term need.
I am a teacher (with tenure), I've been employed by the same employer for almost 40 years, and have extremely high job security. Additionally, my husband has been a wine & liquor salesman for almost 20 years, and also enjoys high job security.

My financial situation:
As you can see, I have a reasonably high credit score, am not delinquent nor have I ever been delinquent on any loans or payments. I have more than enough cushion in my budget to be able to afford to make the $225 payment each month on my own. I also have the income of my husband (another $70,000 / year) to help. And since my son is going to start earning $160,000 a year (incredible, huh?), I expect him to pay me back, and me to pay Prosper back, within a year.

Annual gross income: $77,000 for me, plus another $70,000 for my husband; Net income per month is over $9,000

? ?Housing (Mortgage): $1,600
??Insurance: $400
??Car expenses: $800
??Utilities: $500
??Phone, cable, internet: $300
??Credit cards/home equity/other loans: $2000
I am happy to answer any questions or help you make your decision. I know my revolving credit amount is high, owing to a large portion of our mortgage being considered part of that; Please know that I am a hardworking teacher who has never been late on a payment, and doesn't plan on being late on this loan either.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481516
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.39%	Starting monthly payment:	$278.73

Auction yield range:	16.71% - 19.00%	Estimated loss impact:	37.66%
Lender servicing fee:	1.00%	Estimated return:	-18.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Oct-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	11 / 9	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$219,610	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	harmonious-social9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bridge Loan
Purpose of loan:
This loan will be used to?
Bridge a?gap on?a tax credit equity investment?financed by HUD?is slated to close 11/15/10 -?upon cloing, my?company will?be wired?240k of?fees (have a signed contract to evidence)
My financial situation:
I am a good candidate for this loan because? ...that score above of 1?is a poor indicator of my credit worthiness - I have perfect credit and no late payments - ever -?i also have approx. 100k equity in my house but the banks capped lines of credit - the financial meltdown wiped out my industry which went from 10B to 2B in just 18 months where?I've?been a senior excecutive for over 16 yrs (RE Investment Banking)?- 2008 W2 was over 520k and?I can provide consistent?returns for years prior in the 300-400k range - I made 165k in 2009?being laid off?4 mos into the year - started own company?and now i'm at the point where leveraged and?exhausted my savings waiting on our initial set of deals to close.??Obviously it has taken longer than expected;?we have other signed contracts?that will net the company?approx. $600k in March.??
Ideally I'm looking for?a 7500-10k loan that will be repaid upon closing of the transaction mentioned above.??We are just waiting on the final loan commitement from HUD which we expect next week...then it's a 2-3 week close.??Right now no where else to turn and will use the funds as operating capital.? My website?www.caycapadvisors.com.?? - Thank you for your consideration -
Monthly net income: $ varies - depends on closings

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 500
??Car expenses: $ 1100?
??Utilities: $ 400
??Phone, cable, internet: $180?
??Food, entertainment: $ 600
??Clothing, household expenses $200
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481520
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 33.61%	Starting monthly payment:	$318.39

Auction yield range:	13.71% - 29.00%	Estimated loss impact:	15.53%
Lender servicing fee:	1.00%	Estimated return:	13.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1992	Debt/Income ratio:	16%
Credit score:	680-699 (Oct-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	5y 7m
Amount delinquent:	$0	Total credit lines:	73	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,740	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	68%
		Homeownership:	Yes
Screen name:	deal-mushroom389	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Selling Home & Relocating for Work
Purpose of loan:
This loan will be used to? Sell home & reloacte due to job transfer.

My financial situation:
I am a good candidate for this loan because?

In June, I was transfered with?job of 5? years from Olathe, KS (Kansas City?area) to Wichita, KS. I am looking for a loan of $7,500 to pay down the difference on our house in KC so I might price it lower to get it moved. With the loan, we would be able to accomplish this. We found an area that we?love with in Wichita (close to our twin daughter?s school) and got pre-approved to build our dream home.? The approval was contingent upon selling our house in KC so?we worked with our realtor to price it aggressively to move.??I?will be glad to?provided more?info to?anyone that might consider funding the loan, just email me.

Monthly net income: $ 4808

Monthly expenses: $ 3745
??Housing: $ 1644
??Insurance: $ 158
??Car expenses: $ 571 (including gas & maintenance)
??Utilities: $ 151
??Phone, cable, internet: $ 135
??Food, entertainment: $ 350
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 436
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481524
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$180.94

Auction yield range:	13.71% - 34.00%	Estimated loss impact:	15.77%
Lender servicing fee:	1.00%	Estimated return:	18.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-2007	Debt/Income ratio:	36%
Credit score:	660-679 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	3y 3m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,254	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	50%
		Homeownership:	No
Screen name:	museum1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	0 ( 0% )	700-719 (Nov-2009)
Principal balance:	$1,119.76	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Pay off old loan and cards
Purpose of loan:
This loan will be used to pay off all loans and bills to consolidate payments to one thing

My financial situation:
I am a good candidate for this loan because I pay everything on time and I rather just pay one thing then a bunch of things

Monthly net income: $700

Monthly expenses: $
??Housing: $
??Insurance: $0
??Car expenses: $0
??Utilities: $0
??Phone, cable, internet: $80
??Food, entertainment: $50
??Clothing, household expenses $75
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481530
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$102.73

Auction yield range:	10.71% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-1998	Debt/Income ratio:	12%
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	0y 8m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,582	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	No
Screen name:	careful-bid0	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking for Loan
Purpose of loan:
This loan will be used to? repair two cars.

My financial situation:
I am a good candidate for this loan because? I actually do own a house and 39 deeded acres.? I always pay my debts.

Monthly net income: $ 2400

Monthly expenses: $
??Housing: $?270
??Insurance: $ 110
??Car expenses: $ 0
??Utilities: $?100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481534
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$76.28

Auction yield range:	13.71% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-2005	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,535	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	76%
		Homeownership:	No
Screen name:	hope-formula	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Got My First Rreal Job and Moving
I graduated college in May with a degree in Agriculture, Education, and Political Sciences. I have excepted a job with a Agricultural based non-profit? in Washington D.C. This is my first real job and I'm super excited. I need a loan to get started and to move to the area.

Purpose of loan:
This loan will be used to pay for moving expenses, security deposit for my first apartment, and set-up my first apartment.

My financial situation:
I am a good candidate for this loan because I have always paid my bills on time, have a budget, and stick to it.

Monthly net income: $ 3,125.00

Monthly expenses: $
??Housing: $ 900.00 est
??Insurance: $ 0.00 (Company pays 100% insurance)
??Car expenses: $ 0.00 (Will not have a car)
??Utilities: $ 200.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 350.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 450.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481536
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$271.42

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-2000	Debt/Income ratio:	32%
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	16 / 14	Length of status:	12y 6m
Amount delinquent:	$442	Total credit lines:	24	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$9,069	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	62%
		Homeownership:	No
Screen name:	fairness-wizard337	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New hire
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481538
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$158.33

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-1989	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Oct-2010)	Inquiries last 6m:	3	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	6y 9m
Amount delinquent:	$0	Total credit lines:	20	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$28,615
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	important-power3	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used to pay off some debt

My financial situation:
I am a good candidate for this loan because I have a great credit history and I pay all of my bills on time.

Monthly net income: $ 1250

Monthly expenses: $
??Housing: $ 25
??Insurance: $ 150
??Car expenses: $ 0
??Utilities: $ 60
??Phone, cable, internet: $ 50
??Food, entertainment: $ 25
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 250
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481540
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 41.35%	Starting monthly payment:	$45.24

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jan-1992	Debt/Income ratio:	17%
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	8	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	11y 2m
Amount delinquent:	$0	Total credit lines:	44	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,607	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	75%
		Homeownership:	Yes
Screen name:	top-authentic-platinum	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	640-659 (Nov-2009)
Principal balance:	$2,382.79	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Eliminate all credit cards!
This loan is to clean up my credit cards and create one easy payment. I am currently a Prosper user and have never been late for a payment. It's quite easy and convenient, in fact. All my payments are and will be electronically scheduled and paid. Thank You!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481542
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 33.61%	Starting monthly payment:	$297.16

Auction yield range:	16.71% - 29.00%	Estimated loss impact:	19.99%
Lender servicing fee:	1.00%	Estimated return:	9.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-2000	Debt/Income ratio:	31%
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	12 / 9	Length of status:	4y 4m
Amount delinquent:	$457	Total credit lines:	28	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,431	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Bankcard utilization:	55%
		Homeownership:	No
Screen name:	laz053	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	44 ( 100% )	640-659 (Latest)
Principal borrowed:	$6,500.00	< 31 days late:	0 ( 0% )	600-619 (Aug-2009) 600-619 (Jul-2009) 600-619 (Feb-2008) 600-619 (Jan-2008)
Principal balance:	$1,124.70	31+ days late:	0 ( 0% )
Total payments billed:	44
Description
Help Mom with Medical bills
The purpose of this loan is to help pay for my mothers medical bills and expenses. ?This past June she was diagnosed with Hodgkins Lymphoma. Since that time she has undergone eight chemotherapy treatments and will start Radiation soon after. Throughout this time she has had many medical bills pile up. I would love to take the burden away from her about worrying about finances at this stressful and difficult time. ?Please be confident that I will repay this loan with no problem. ?This will be my third loan and as you can see I have never been late on a payment. Thank you so much!

Monthly net income: $ 3400

?Housing: $. 300- live with sister
Insurance: $ 100
Car expenses: $420
Utilities: $
Phone, cable, internet: $. 120
Food, entertainment: $. 200 ??
Clothing, household expenses $. 200
Credit cards and other loans: $ 750

?? Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481546
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Feb-1988	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	10y 5m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	fabulous-wealth965	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF STUDENT LOAN
Purpose of loan:
This loan will be used to pay off my son student loan

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481550
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.39%	Starting monthly payment:	$148.65

Auction yield range:	16.71% - 19.00%	Estimated loss impact:	19.36%
Lender servicing fee:	1.00%	Estimated return:	-0.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-2005	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 7	Length of status:	5y 7m
Amount delinquent:	$213	Total credit lines:	16	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,989	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	71%
		Homeownership:	No
Screen name:	return-solstice4	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
fixing my family car!
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481552
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$90.47

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-1988	Debt/Income ratio:	15%
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	9 / 7	Length of status:	9y 0m
Amount delinquent:	$30	Total credit lines:	17	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,181	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	44%
		Homeownership:	No
Screen name:	loyalist11	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off debt
Purpose of loan:
This loan will be used to? consolidate bills

My financial situation:
I am a good candidate for this loan because? this will help me get back on track

Monthly net income: $ 2400.00

Monthly expenses: $
??Housing: $ 1253.00
??Insurance: $ 160.00
??Car expenses: $ 357.
??Utilities: $ 74
??Phone, cable, internet: $ 40.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 350.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481556
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$308.20

Auction yield range:	10.71% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-2006	Debt/Income ratio:	8%
Credit score:	660-679 (Oct-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	4y 2m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,534	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	73%
		Homeownership:	No
Screen name:	wahoo317	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personalloan
Purpose of loan:
This loan will be used to?

Pay off outstanding credit card biills

My financial situation:
I am a good candidate for this loan because?
I earn 120K per year with only one car loan under my umbrella

Monthly net income: $ 6300

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 100
??Car expenses: $400
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 500
??Clothing, household expenses $ 100?
??Credit cards and other loans: $ 7000
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481558
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 35.12%	Starting monthly payment:	$41.91

Auction yield range:	16.71% - 28.00%	Estimated loss impact:	38.23%
Lender servicing fee:	1.00%	Estimated return:	-10.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Sep-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	4y 4m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Civil Service
Public records last 12m / 10y:	1/ 1	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	misimis1	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Marketing my Business Online
Purpose of loan:
This loan will be used to help rebuild my credit as well as expand my business with online marketing. I look at this move as an investment that will profit considereably. My website needs some serious backlinking and ranking and I need a professional to handle this. As of now my website is getting 12 inquiry's a month and with my keyword searches we should be at least getting 90 - 150?hits to our website a month. There is a huge potential to expand in this market.

My financial situation:
I am a great candidate for this loan because I don't have any other debt and our business is doing remarkable and I have?many loan pay offs in my credit history.? This is also an investment that I believe will make a big difference in my income.? My monthly income currently changes from month to month so I have used my low numbers. I don't have any problems using my savings for this but I?am in the process of?rebuilding my credit.

Monthly net income: $ 2500 + My husbands income of $2000/month

Monthly expenses: $ 1300
??Housing: $?425
??Insurance: $ 91
??Car expenses: $?220
??Utilities: $ 80
??Phone, cable, internet: $ 120
??Food, entertainment: $?300
??Clothing, household expenses $ 60
??Credit cards and other loans: $ 0 NONE
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481560
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$224.34

Auction yield range:	13.71% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-1993	Debt/Income ratio:	31%
Credit score:	680-699 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	32y 2m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$51,544	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	elevated-camaraderi838	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
help getting refinance
Purpose of loan:
To pay for some home improvement items, in order to spruce up my home for an appraisal and to pay for an appraisal.?
My financial situation:
I have already been approved for a Mortgage refinance, if my home appraises for enough.? If I can get that, them I will be paying this loan off early, as well as, all of my other bills.? I have a school loan, but that is going to be deferred until January 2012.? I also babysit and dog sit for extra cash, but I don't have documentation for that.? Also, my mother lives with me and pays me $300.00 per month for food and utilities.
Monthly net income: $ 2823

Monthly expenses: $
??Housing: $ 1608
??Insurance: $?125
??Car expenses: $?80
??Utilities: $?120
??Phone, cable, internet: $?106
??Food, entertainment: $ 100
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 1041
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481578
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$308.20

Auction yield range:	10.71% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1998	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	0y 8m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	economy-zone2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping my son pay for his car
Purpose of loan:
This loan will be used to help my son put a down payment on a new car

My financial situation:
I am a good candidate for this loan because I have zero debt. I have good credit and have always paid my bills ontime and never late on any payments. I have zero never had an account go delinquent. I also intend on paying this loan off within 12-24 months not the full duration of 36 months.

Monthly net income: $5,000

Monthly expenses: $ Under $2,000
??Housing: $ 0
??Insurance: $ 60.00/month
??Car expenses: $0
??Utilities: $ 120
??Phone, cable, internet: $ 200
??Food, entertainment: $ 500
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481580
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$180.94

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-2000	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	7y 9m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	ore-machine9	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Excellent Business Startup
Purpose of loan:
This loan will be used to launch a great business concept I've been developing for years.

My financial situation:
I am a good candidate for this loan because as you can see if my credit profile, I've never missed payment on a debt. The only reason prosper clasiifies as HR rating is because I don't have a revolving credit balance. Furthermore, I hardly have any expenses and my business venture requires little capital to start with potential for great returns.

Monthly net income: $ 5400.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $0
??Utilities: $ 200
??Phone, cable, internet: $ 160
??Food, entertainment: $ 250
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481584
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$294.03

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Dec-1997	Debt/Income ratio:	20%
Credit score:	620-639 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	6 / 5	Length of status:	5y 5m
Amount delinquent:	$5,474	Total credit lines:	23	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$221	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Bankcard utilization:	73%
		Homeownership:	Yes
Screen name:	Tenaciouslady	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	620-639 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	640-659 (Sep-2010) 640-659 (Jul-2010) 620-639 (Jun-2010) 700-719 (May-2010)
Principal balance:	$838.32	31+ days late:	0 ( 0% )
Total payments billed:	30
Description
Paying off CC and Home Improvement
Purpose of loan:This loan will be used to? Pay off credit card expense for home repairs and taxes that are coming due. Thank you previous lenders for your bids.

My financial situation:I am a good candidate for this loan because?? I have always? paid my immediate obligations and I am current on my present Prosper loan? and have had no late payments and have never missed one.? The 4 delinquencies in the past 4 years were for? medical co-payments of $50.00 and have been paid.? My credit report? is showing late payments($5474) on my home.? I am disputing it and working on getting it overturned and corrected. It was not a late payment and should not have been entered as such. I hope this gets resolved ASAP.

Monthly net income: $ 3892
Monthly expenses: $ 2870=$1022+

Housing: $ 895.00
??Insurance: $ 150
??Car expenses: $ 50
??Utilities: $ 300
??Phone, cable, internet: $ 25
??Food, entertainment: $ 300
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1150
??Other expenses: $ 0

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481588
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-2001	Debt/Income ratio:	27%
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 16	Length of status:	4y 4m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,347	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	59%
		Homeownership:	No
Screen name:	capital-gala	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	640-659 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	660-679 (May-2010)
Principal balance:	$0.24	31+ days late:	0 ( 0% )
Total payments billed:	3
Description
Paying off my credit card
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481592
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$271.14

Auction yield range:	16.71% - 17.00%	Estimated loss impact:	37.54%
Lender servicing fee:	1.00%	Estimated return:	-20.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Oct-1990	Debt/Income ratio:	68%
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	33 / 30	Length of status:	3y 11m
Amount delinquent:	$0	Total credit lines:	55	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$38,804	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	72%
		Homeownership:	Yes
Screen name:	peso-icon	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Demolish High Interest Debt
Purpose of loan:
This loan will be used to pay down some high interest credit cards.? I would rather pay you the interest.

My financial situation:
I am a good candidate for this loan because I have a stable job and financially stable.? We were a bit uncontrolled with our spending in the past, but now realize that paying off our debt is the priority.

Monthly net income: $ household income is $210,000

Monthly expenses: $?
??Housing: $ 1795
??Insurance: $ 200
??Car expenses: $ 560?
??Utilities: $ 200
??Phone, cable, internet: $ 120
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481598
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 25.79%	Starting monthly payment:	$37.16

Auction yield range:	16.71% - 19.00%	Estimated loss impact:	19.36%
Lender servicing fee:	1.00%	Estimated return:	-0.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-2003	Debt/Income ratio:	22%
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	2y 3m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,960	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	75%
		Homeownership:	Yes
Screen name:	listing-eclipse	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
FLOODING- Pay off home repair loan
Flooding in IL at the end of July. Had to put some repair supplies on my home improvement CC. Want to pay it off, so i could save on interest. Would you kindly help me out.

Thank you in advance!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481600
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,250.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 22.37%	Starting monthly payment:	$229.10

Auction yield range:	16.71% - 18.00%	Estimated loss impact:	19.30%
Lender servicing fee:	1.00%	Estimated return:	-1.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	1y 9m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,516	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	86%
		Homeownership:	No
Screen name:	responsibility-sorcerer	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	680-699 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	0 ( 0% )	680-699 (Aug-2010) 700-719 (Apr-2010)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	1
Description
Consolidation
Purpose of loan:
This loan will be used to consolidate some higher interest credit cards and get my debt out of banks hands.?? ???? ???? ????

My financial situation:
I am a good candidate for this loan because great credit history.? My Equifax today is 740 provided by USAA Credit Check Monitoring.? Attached is my history as recorded by USAA for the last few months.
DateScoreOctober10/04/2010740September09/20/2010728August08/31/201074008/28/201074008/23/2010740July07/31/2010728Not sure where Prosper gets their numbers from.

Anyway, I have a long history of paying on time or early if I have any extra income.

Monthly net income: $ Not fixed.?
?Ranges from $2500 to $7000 ???? ????

Monthly expenses: $
??Housing: $ 400 ???? ????
??Insurance: $ 0 ????
??Car expenses: $ 0
??Utilities: $ 50
??Phone, cable, internet: $ 100
??Food, entertainment: $? 400
??Clothing, household expenses $ 50
??Credit cards and other loans: $? 700
??Other expenses: $ 250

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481606
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	16.71%	Starting borrower rate/APR:	17.71% / 21.06%	Starting monthly payment:	$270.05

Auction yield range:	16.71% - 16.71%	Estimated loss impact:	19.22%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-1989	Debt/Income ratio:	25%
Credit score:	700-719 (Oct-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	5y 3m
Amount delinquent:	$0	Total credit lines:	50	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$7,021	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	cjomom	Borrower's state:	Oregon	Borrower's group:	Not Active
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	21 ( 100% )	700-719 (Latest)
Principal borrowed:	$9,300.00	< 31 days late:	0 ( 0% )	680-699 (Apr-2010) 680-699 (Aug-2008) 660-679 (Apr-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	21
Description
Pay off Credit Cards
Purpose of loan:
This loan will be used to pay off my credit card balances.

My financial situation:
I am a good candidate for this loan because I continually pay my bills on time and have stable long term employment.

Monthly net income: $ 2600.00

Monthly expenses: $
??Housing: $ 400.00
??Insurance: $?305.00??Car expenses: $ 416.00
??Utilities: $ 150.00
??Phone, cable, internet: $
??Food, entertainment: $ 300.00
??Clothing, household expenses $
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481612
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.39%	Starting monthly payment:	$278.73

Auction yield range:	16.71% - 19.00%	Estimated loss impact:	25.06%
Lender servicing fee:	1.00%	Estimated return:	-6.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Oct-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-819 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	16y 9m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$215,377	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	LoanMark	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Be Gone.
Purpose of loan:
This loan will be used to?kill the credit card(s).

My financial situation:
I am a good candidate for this loan because?I pay all of my debts, have a stable income, have lived in the same house for years, am tackling my debt. I can't explain why Prosper gives me a rating of 2 or how they come up with $215,000 of revolving debt (home equity line?), but my credit score is very high and I am not delinquent. Honestly, I have one too many credit cards racked up, but that's the reason I'm here. I have been a lender for a couple of years on Prosper so I know how frustrating it can be to not be repaid; but more importantly - my credit rating is important to me and I won't let anything jeopardize that score.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481614
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	13.71%	Starting borrower rate/APR:	14.71% / 18.00%	Starting monthly payment:	$138.09

Auction yield range:	13.71% - 13.71%	Estimated loss impact:	14.79%
Lender servicing fee:	1.00%	Estimated return:	-1.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-2005	Debt/Income ratio:	16%
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,676	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	ferocious-interest2	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Time to get serious
A few years out of college, I am feeling the call of responsible adulthood louder than ever. I am getting serious in many other areas of my life - in my profession, with my girlfriend of 1.5 years whom I hope to marry soon - and it's time to get serious about paying off my credit card debt.

With this loan, I will be on track to paying off my credit card debt in less than 2 years.

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 422.50
??Insurance: $ 50
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $ 45
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481616
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 33.61%	Starting monthly payment:	$318.39

Auction yield range:	16.71% - 29.00%	Estimated loss impact:	38.29%
Lender servicing fee:	1.00%	Estimated return:	-9.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Feb-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Oct-2010)	Inquiries last 6m:	3	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	7y 1m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$168	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	11%
		Homeownership:	No
Screen name:	abundant-exchange	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
seasonal Inventory for my business
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481624
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.80%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 16.25%	Starting monthly payment:	$252.70

Auction yield range:	10.71% - 12.00%	Estimated loss impact:	10.06%
Lender servicing fee:	1.00%	Estimated return:	1.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-2004	Debt/Income ratio:	35%
Credit score:	720-739 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	12 / 9	Length of status:	1y 0m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,363	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	48%
		Homeownership:	Yes
Screen name:	lcamd	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	720-739 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	0 ( 0% )	740-759 (Nov-2007)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	2
Description
Paying off my credit cards
Purpose of loan: This loan will be used to lower interest on cards with 16.99% and 22.99% interest.

My financial situation is: stable. I am in sales, but Texas has weathered the recession well. My husband is in the Army and his job is very, very stable.

I am a good candidate for this loan because: I have already had one prosper loan.

Monthly net income: $1800 - $2400 after taxes. My husband's is >$3000 after taxes.

Monthly expenses: around $4000
??Housing: $1330 including insurance and taxes. Should go back down to $1200 after next escrow analysis.
??Insurance: $100 car only, medical provided by husbands job.
??Car expenses: $224 + gas and repairs. We have only one car note.
??Utilities: $200
??Phone, internet: $200
??Food, entertainment: $800
??Clothing, household expenses $200
??Credit cards and other loans: $681 including husbands cards and student loans
??Other expenses: None
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481626
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$90.47

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	May-1994	Debt/Income ratio:	44%
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,109	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	No
Screen name:	top-fearless-revenue1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PayU
Purpose of loan:
This loan will be used for?
Consolidation
My financial situation:
I am a good candidate for this loan because? I always pay my loans back

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 0
??Car expenses: $ 500
??Utilities: $ 0
??Phone, cable, internet: $
??Food, entertainment: $ 500
??Clothing, household expenses $ 0
??Credit cards and other loans: $?500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481630
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 33.56%	Starting monthly payment:	$41.09

Auction yield range:	10.71% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-1994	Debt/Income ratio:	22%
Credit score:	700-719 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	0y 8m
Amount delinquent:	$0	Total credit lines:	16	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,537
Delinquencies in last 7y:	14	Bankcard utilization:	42%
		Homeownership:	No
Screen name:	competent-capital7	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying dental bill
Purpose of loan:
This loan will be used to? pay dental bill

My financial situation:
I am a good candidate for this loan because? i have consistant income each month

Monthly net income: $ 1,485.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481632
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1985	Debt/Income ratio:	30%
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	7y 3m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$43,130	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	66%
		Homeownership:	No
Screen name:	prophesy686	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
I would like to consolidate my credit card debt for easier management
My financial situation:
I am a good candidate for this loan because?I?pay my bills on time and have reliable employment.?

Monthly net income: $ 4200

Monthly expenses: $3400
??Housing: $ 1000
??Insurance: $ 98
??Car expenses: $ 524?
??Utilities: $ 212
??Phone, cable, internet: $ 158?
??Food, entertainment: $ 211
??Clothing, household expenses $ 345?
??Credit cards and other loans: $ 690
??Other expenses: $ 162
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481636
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.50%

Starting lender yield:	9.95%	Starting borrower rate/APR:	10.95% / 13.07%	Starting monthly payment:	$163.58

Auction yield range:	3.71% - 9.95%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	6.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Mar-1994	Debt/Income ratio:	14%
Credit score:	720-739 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	0y 9m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,041	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	No
Screen name:	sanctuary194331	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debts
The purpose of this loan is to help assist me with consolidating my credit card balances and minor car maintenance brakes, tires, etc. I am a good candidate for this loan because I am a single mom in my junior year at Arizona State University and working hard to finish my degree so I can earn a substantial income to help make a better life for my daughter. My credit score and credit report reflects my consistent payment history as it is very important for me to pay off any debts and maintain a very good credit rating. My monthly expenses are as follows:

Car $0 (Paid Off )
Rent $890
Car Insurance $70
Utilities $80
Phone, cable, internet $180
Food, entertainment $200
Clothing and household expenses $75
Credit Cards and other loans $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481642
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$90.47

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Mar-1978	Debt/Income ratio:	24%
Credit score:	640-659 (Sep-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	14 / 14	Length of status:	28y 6m
Amount delinquent:	$9,309	Total credit lines:	32	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$142,936	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	intrepid-ore4	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a credit account
I always pay all my bills on time. Last year, I was inadvertently late with a single payment and the interest rate on my credit card skyrocketed as a result. The monthly payment requested was unreasonable and I fell behind, although I kept making payments at less than required. I spent many months negotiating with the lender, who was wholly uncooperative. I have finally negotiated a payment plan with them and could use some help making the balloon payment. I can make that payment on my own, but it would be difficult to maintain the rest of my credit accounts. My daughter has had to have back surgery, cannot work, and is waiting for attorneys to come to agreement on a settlement.In the mean time, I have been left to help keep food, shelter and clothing needs attended to for wife and myself, daughter and my three beautiful granddaughters.The payment on this loan would be completely within my ability to pay, along with the remainder of my obligations. My employment is secure and I intend to never miss another payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481666
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 37.70%	Starting monthly payment:	$134.02

Auction yield range:	10.71% - 33.00%	Estimated loss impact:	11.64%
Lender servicing fee:	1.00%	Estimated return:	21.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-2003	Debt/Income ratio:	35%
Credit score:	720-739 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	5y 0m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,691	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	48%
		Homeownership:	Yes
Screen name:	capital-handshake	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
NEW JOB, Moving to maryland
Purpose of loan:
This loan will be used to assist in moving expenses and setting up a household for my wife who has accepted a senior position?at a Fortune 500 company in Washington D.C.?with a salary of 90,000/year plus bonuses.

My financial situation:
I am a good candidate for this loan because starting 1 Nov 2010 My wife and I will have a combined salary of 136,668 annually with significantly less expenses.? I have NO LATE PAYMENTS in my entire 7 year credit history and no judgments against me, this will not be an exception. I am a Sergeant in the US Army and am promotable to Staff Sergeant.? Proof of my income and my wifes signed employment offer with her new employer are available upon request.? The following sections are based on projected numbers starting 1 Nov.?

Monthly net income: $ 11389

Monthly expenses: $ 7370 (Positive monthly cash flow of $4019)
??Housing: $ 2300
??Insurance: $?250
??Car expenses: $ 1000
??Utilities: $ 400
??Phone, cable, internet: $ 300
??Food, entertainment: $ 1000
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 120
??Other expenses: Daycare - $1500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481672
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.70%

Starting lender yield:	22.40%	Starting borrower rate/APR:	23.40% / 26.86%	Starting monthly payment:	$194.59

Auction yield range:	7.71% - 22.40%	Estimated loss impact:	9.23%
Lender servicing fee:	1.00%	Estimated return:	13.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-1989	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	55	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$52,286
Delinquencies in last 7y:	5	Bankcard utilization:	52%
		Homeownership:	Yes
Screen name:	vivid-currency1	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Parents' healthcare bills
Purpose of loan:
This loan will be used to? pay offf credit card debt from helping care for parents healthcare costs. They're now enrolled in various programs, so the debt will go DOWN from now on.?Making just one payment per month to?Prosper would help SO much and lift such a burden!

My financial situation:
I CAN MAKE THIS PAYMENT WITH NO PROBLEM! MY NOW FORMER SPOUSE WAS MY CREDIT PROBLEM! I am a good candidate for this loan because? my income is steady, debt won't be going up because I won't be incurring more from helping my parents who are now self-sufficient, I can make this payment with no problem. My previous credit issues were caused by a spouse I no longer have. There will be NO further problems!

Monthly net income: $ 3800

Monthly expenses: $ 1900
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425367
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 19.31%	Starting monthly payment:	$140.63

Auction yield range:	13.71% - 15.00%	Estimated loss impact:	14.85%
Lender servicing fee:	1.00%	Estimated return:	0.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-1992	Debt/Income ratio:	15%
Credit score:	660-679 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	13 / 9	Length of status:	3y 10m
Amount delinquent:	$137	Total credit lines:	35	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,465	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	Sodivro	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	18 ( 90% )	660-679 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	2 ( 10% )	660-679 (Nov-2006)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	20
Description
Leaky Roof and Stuff
My roof sprung a leak while I was away on vacation (great timing huh). Apparently it's going to cost me over 4K to get it repaired. I rather not put this on my credit card since they have astronomical interest rates
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 475197
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$308.20

Auction yield range:	10.71% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-2002	Debt/Income ratio:	18%
Credit score:	760-779 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	12 / 12	Length of status:	1y 9m
Amount delinquent:	$1,961	Total credit lines:	22	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,507	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	16%
		Homeownership:	Yes
Screen name:	happy-value6	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off the Credit Cards
Purpose of loan
Pay off my credit cards.

My financial situation:
I pay my bills on time and have a good job.?

Monthly net income: $
6000
Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 150
??Car expenses: $ 428
??Utilities: $ 150
??Phone, cable, internet: $?150
??Food, entertainment: $ 300
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 400
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 479761
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	16.71%	Starting borrower rate/APR:	17.71% / 21.06%	Starting monthly payment:	$270.05

Auction yield range:	16.71% - 16.71%	Estimated loss impact:	37.52%
Lender servicing fee:	1.00%	Estimated return:	-20.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jul-2000	Debt/Income ratio:	41%
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 11	Length of status:	1y 5m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,403	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Homeownership:	No
Screen name:	dedication-zeus	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation My CC's at 33%
Purpose of loan:
This loan will be used to consolidate one of my CC's that no reason raised their interest rate from 14% to 33%?? My minimum payments skyrocketed now.
My financial situation:
I am a good candidate for this loan because I work full time, dedicated to my job, just trying to lower my bills.

Monthly net income: $3813

Monthly expenses: $
??Housing: $750?
??Insurance: $ 120
??Car expenses: $350
??Utilities: $120
??Phone, cable, internet: $50
??Food, entertainment: $ 300
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 800
??Other expenses: $ 600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481301
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.80%

Starting lender yield:	10.71%	Starting borrower rate/APR:	11.71% / 14.94%	Starting monthly payment:	$248.07

Auction yield range:	10.71% - 10.71%	Estimated loss impact:	10.02%
Lender servicing fee:	1.00%	Estimated return:	0.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1998	Debt/Income ratio:	16%
Credit score:	760-779 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 7	Length of status:	0y 0m
Amount delinquent:	$67	Total credit lines:	14	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,627	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	23%
		Homeownership:	No
Screen name:	jfify	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	19 ( 100% )	760-779 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	0 ( 0% )	640-659 (May-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	19
Description
My loan for debt consolidation
Purpose of loan:
To finally get off the credit trap that my husband and I have gotten into. We have done a great job rebuilding our credit to over 700+, but in the process of this we took on bad credit cards.27% and annual fees. It is very daunting to bring these back down, and watch all of the large credit card interest and fees take up too much of our monthly expenses.

My financial Situation
I have had?one previous prosper loan which have been paid on time every month and paid ahead. I have a amex that I would like to move over to prosper due to the high interest rate. I I also have given out 2 proper loans and I am hoping to have it pay it forward to myself after helping others.

Monthly net income: My husband and I have a total income of $85000 combined

Monthly expenses: $
??Housing: $ 1600
??Insurance: $?160
??Car expenses: $ 600
? Utilities: $ 180
?Phone, cable, internet: $ 160
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481399
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.95%

Starting lender yield:	5.90%	Starting borrower rate/APR:	6.90% / 8.97%	Starting monthly payment:	$385.39

Auction yield range:	5.71% - 5.90%	Estimated loss impact:	6.03%
Lender servicing fee:	1.00%	Estimated return:	-0.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1989	Debt/Income ratio:	23%
Credit score:	780-799 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	17y 1m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,834	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	18%
		Homeownership:	Yes
Screen name:	vigorous-justice1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidation of credit card
I have the money to pay these bills but wish to get rid of the high interest rates. I have collateral if need to secure the loan. I also make between 5-10,000$ in side work. I have a stable job.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481433
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$67.85

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1983	Debt/Income ratio:	13%
Credit score:	620-639 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	1 / 1	Length of status:	4y 1m
Amount delinquent:	$53,442	Total credit lines:	17	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,077	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	bookworm48	Borrower's state:	Illinois	Borrower's group:	BORROWERS - LARGEST GROUP
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	27 ( 75% )	620-639 (Latest)
Principal borrowed:	$2,800.00	< 31 days late:	5 ( 14% )	600-619 (Mar-2008) 660-679 (Feb-2007)
Principal balance:	$0.00	31+ days late:	4 ( 11% )
Total payments billed:	36
Description
tax amnesty opportunity
Purpose of loan:
This loan will be used to? take advantage of a state tax amnesty program to clear up three years of overdue taxes without penalties or interest

My financial situation:
I am a good candidate for this loan because? my bad credit stems from a failed business in 2005. Paying back these taxes is a start in clearing up this record.? Since 2005 I have paid all my debts, including a previous Prosper loan.

Monthly net income: $ 1600

Monthly expenses: $
??Housing: $ 300
??Insurance: $ 40
??Car expenses: $80
??Utilities: $ 120
??Phone, cable, internet: $ 200
??Food, entertainment: $ 160
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481451
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 31.56%	Starting monthly payment:	$82.73

Auction yield range:	16.71% - 27.00%	Estimated loss impact:	19.87%
Lender servicing fee:	1.00%	Estimated return:	7.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-1994	Debt/Income ratio:	12%
Credit score:	620-639 (Oct-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	14 / 14	Length of status:	12y 10m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,169	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	54%
		Homeownership:	Yes
Screen name:	vbguy76	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	0 ( 0% )	660-679 (Nov-2009) 560-579 (Aug-2008) 520-539 (Jul-2008)
Principal balance:	$1,224.39	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Bring down Interest on loan
undefinedundefinedundefined Purpose of loan:
This loan will be used to? Pay off my current Prosper loan to have a lower interest rate and pay down two other high interest credit cards. So I can consolidate three payments into one. I am looking at getting married next year and would like to bring down my current high interest credit cards and prosper loan.

My financial situation:
I am a good candidate for this loan because? I am a hard and dedicated worker which is reflected by me being at my company for almost 13 years. I take pride in being responsible which is why I have not had any late payment in the past 4 years.

Monthly net income: $ 3200.00

Monthly expenses: $
??Housing: $ 1537.00
??Insurance: $ Included in house payment
??Car expenses: $ 150 in gas
??Utilities: $ My Fianc?e is responsible for the utilities
??Phone, cable, internet: $ 200.00 for family cell phone plan
??Food, entertainment: $ None
??Clothing, household expenses $ None
??Credit cards and other loans: $ 400.00
??Other expenses: $ None
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481463
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$336.52

Auction yield range:	13.71% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1998	Debt/Income ratio:	31%
Credit score:	680-699 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 10	Length of status:	13y 11m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$52,566	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	82%
		Homeownership:	Yes
Screen name:	benjamins-recorder	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate credit cards.

My financial situation:
I am a good candidate for this loan because I've never had a late payment reported on my credit report and I have no negative inquires.

Monthly net income: $ 4,300

Monthly expenses: $
??Housing: $ 994
??Insurance: $ 60
??Car expenses: $ 150 (gas)
??Utilities: $ 150
??Phone, cable, internet: $ 50
??Food, entertainment: $ 50
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481469
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,250.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 30.54%	Starting monthly payment:	$91.86

Auction yield range:	16.71% - 26.00%	Estimated loss impact:	19.80%
Lender servicing fee:	1.00%	Estimated return:	6.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1998	Debt/Income ratio:	25%
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 6	Length of status:	10y 4m
Amount delinquent:	$15	Total credit lines:	21	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,239	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	7%
		Homeownership:	No
Screen name:	reinforced-moola0	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	640-659 (Latest)
Principal borrowed:	$4,500.00	< 31 days late:	0 ( 0% )	680-699 (Oct-2009)
Principal balance:	$3,477.77	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481479
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$90.47

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Nov-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	10y 2m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,598	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Bankcard utilization:	91%
		Homeownership:	No
Screen name:	the-sensible-cash	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for sales and rentals
Purpose of loan:
This loan will be used to have cash on hand to purchase inventory, as good deals?are coming my way. This is for my sales and rentals of musical instruments. My sales and rentals?are increasing by 100% a year for the past 3 years and I need to expand my on hand inventory slightly. ?

My financial situation:
I am a good candidate for this loan because I have been able to pay all of my bills on time and all of my accounts with my wholesale suppliers?have been kept current for the last 5 years.

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $800
??Insurance: $ 250
??Car expenses: $ 120
??Utilities: $
??Phone, cable, internet:$55?????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????Food, entertainment: $ 80
??Clothing, household expenses $10
??Credit cards and other loans: $175
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481485
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 41.35%	Starting monthly payment:	$45.24

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-1998	Debt/Income ratio:	13%
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	13 / 13	Length of status:	7y 3m
Amount delinquent:	$489	Total credit lines:	25	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$30,646	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	joyful-power	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off credit card debt

My financial situation:
I am a good candidate for this loan because? I keep my promise to pay.

Monthly net income: $?6,500

Monthly expenses: $?6,100
??Housing: $ 1,600
??Insurance: $ 200
??Car expenses: $ 0
??Utilities: $ 400
??Phone, cable, internet: $ 200
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 600
??Other expenses: $ 2400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481493
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	11y 9m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$102,265	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	62%
		Homeownership:	Yes
Screen name:	kind-efficient-credit	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	8 ( 100% )	760-779 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	760-779 (Feb-2010) 800-819 (Dec-2009)
Principal balance:	$2,433.60	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
Tax Office Season for A+ Accountant
Purpose of loan:
I am an accountant. This loan will be used to hire independent contractors during the tax season and expand my bookeeping practice after tax season.

My financial situation:
I am a good candidate for this loan because I have a current loan with Prosper.com. I have been an Accountant since 1997. I am now running my own Accounting practice as a sole practitioner. I have NEVER been late on any payments. I am certain the cash flow will come since my business is a recession proof industry. I am preparing now to be ready for the 2011 tax season. I am also very conservative by nature and training.

My outstanding debt is

Home Equity Line of Credit: (Remodeled in 2006)
$54,000 +/-

Credit Card:( Start up Capital for Business)
$29,000 +/-

Car Loan:
$19,000 +/-

Monthly Expenses:

Mortgage and HELOC PITI :2,200
Car Payment: 560
Phones:250
Utilities:100
Food:400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481507
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	60 months	Estimated loss:	1.55%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 11.22%	Starting monthly payment:	$326.14

Auction yield range:	3.23% - 10.00%	Estimated loss impact:	1.56%
Lender servicing fee:	1.00%	Estimated return:	8.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	May-1990	Debt/Income ratio:	6%
Credit score:	740-759 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	1y 4m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$4,063	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	26%
		Homeownership:	No
Screen name:	basis-spartan4	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481519
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$287.66

Auction yield range:	10.71% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-1983	Debt/Income ratio:	11%
Credit score:	720-739 (Oct-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	5y 8m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,769	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Bankcard utilization:	42%
		Homeownership:	Yes
Screen name:	top-peso-washboard	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short term Bridge Loan
Purpose of loan:
This loan will be used to?
Consolidate?consumer debt and will be paid in full earlier than the 36 month term.? Awaiting sale of investment property and need funds until it closes.
My financial situation:
I am a good candidate for this loan because?
I have the proven ability to save and manage accounts.? I presently own my home and a 1-4 family investment building.? I have a proven work history in banking and am presently Branch Manager.? I am also Licensed 6 & 63 for investments.? Single mom with three kids and two dogs and a cat.? Responsible and dependable.? Awaiting funds from investment and want to utilize this as a bridge loan.
Monthly net income: $ 4000.

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 0
??Car expenses: $250
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $?400
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481521
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	16.71%	Starting borrower rate/APR:	17.71% / 21.06%	Starting monthly payment:	$270.05

Auction yield range:	16.71% - 16.71%	Estimated loss impact:	19.22%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-1994	Debt/Income ratio:	43%
Credit score:	720-739 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	13 / 12	Length of status:	11y 10m
Amount delinquent:	$694	Total credit lines:	40	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,769	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Bankcard utilization:	81%
		Homeownership:	Yes
Screen name:	g136180	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	720-739 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	620-639 (Mar-2007) 640-659 (Jan-2007) 600-619 (Nov-2006)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	1
Description
Paying off credit card debt
Purpose of loan:
This loan will be used to pay off credit cards and Lacks furniture.
Lacks Furniture:?????$2600.00????????per month I pay: $300.00
Credit card# 1:???????$2200.00???????????????????????????????? $150.00
Credit card# 2:???????$1610.00?????????????????????????????????$125.00
Credit card# 3:???????$? 660.00?????????????????????????????????$100.00???
Totol:????????????????????$7070.00????????????????????????????????????????

My financial situation:
I am a good candidate for this loan because I have not been late on a single payment in the past 5yrs. All the delinquencies showing are from my ex-wife. She has been late on the home we baught together about 30 times. No exageration! And the $694 that shows to be delinquint in my name is an old electric bill she never paid. If I were to get this loan, I would definitly be able to pay this off ahead of time. I currently pay approx $675.00 per month on the items I want to pay off. With this loan my payment would be no more than $320.00. Please give me close consideration. I gaurentee I won't let any of you down! Thanks!

Monthly net income: $ 3500.00

Monthly expenses: $
??Housing: $?781
??Insurance: $?74
??Car expenses: $ 0
??Utilities: $ 265
??Phone, cable, internet: $ 115?
??Food, entertainment: $ 300.?
??Clothing, household expenses $ 125?
??Credit cards and other loans: $ 675
??Other expenses: $ 200
??Total:$ 2535
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481535
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-1977	Debt/Income ratio:	47%
Credit score:	660-679 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	14 / 9	Length of status:	10y 5m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$24,153	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	44%
		Homeownership:	No
Screen name:	danke	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	46 ( 100% )	660-679 (Latest)
Principal borrowed:	$8,000.00	< 31 days late:	0 ( 0% )	620-639 (Aug-2010) 640-659 (Nov-2009) 600-619 (Nov-2007) 600-619 (Jan-2007)
Principal balance:	$2,352.31	31+ days late:	0 ( 0% )
Total payments billed:	46
Description
major auto repair
Purpose of loan:
This loan will be used to? replace a transmission in my current vehicle

My financial situation:
I am a good candidate for this loan because?I am currently in the process of restoring my credit?

Monthly net income: $ 3250.00????

Monthly expenses: $ 1700.00
??Housing: $ 0
??Insurance: $ 100????
??Car expenses: $ 600????
??Utilities: $ 150
??Phone, cable, internet: $100
??Food, entertainment: $?300??Clothing, household expenses $ 100
??Credit cards and other loans: $?260
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481537
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$308.20

Auction yield range:	10.71% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1985	Debt/Income ratio:	15%
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	23 / 22	Length of status:	7y 7m
Amount delinquent:	$85	Total credit lines:	43	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,003	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	brightest-exuberant-basis	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt! Lesson Learned
Purpose of loan:
Start my way out of debt.? I have access to a 401K loan, but need money to pay of initial loan as we have a 1 loan maximum.? My initial loan stands at a little under $10,000, so I can pay that off and get a loan for $20,000 to pay off all of my credit cards and this loan as well.

My financial situation:
I am a good candidate for this loan because I have learned my lessons and been minding my spending.? Additionally I have taken a part time job to earn extra income to pay my debt down.

Monthly net income: $ 4800

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481543
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$267.11

Auction yield range:	10.71% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-1997	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	22	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,493
Delinquencies in last 7y:	0	Bankcard utilization:	83%
		Homeownership:	Yes
Screen name:	enterprising-social755	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off some debt and put rest away
Purpose of loan:
This loan will be used to?? pay off some debt I have and put some into savings.

My financial situation:
I am a good candidate for this loan because??? I live with my husband and I am between jobs now and his income is able to cover the small amount of bills I have.? Due to being between jobs I cannot provide pay stub or w2 so debt/ income is not calculated.?

Monthly net income: $
$1750
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $?150
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 150
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481547
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$90.47

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Feb-1972	Debt/Income ratio:	4%
Credit score:	700-719 (Oct-2010)	Inquiries last 6m:	10	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	0 / 0	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	4	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	commitment-crusader	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Automobile purchase
Purpose of loan:
This loan will be used to? purchase an automobile to get to work

My financial situation:
I am a good candidate for this loan because? I have a good job and no other outstanding debt

Monthly net income: 2100.00
Monthly expenses: $
??Housing: $??400.00
??Insurance: $ 42.00
??Car expenses: $?
??Utilities: $?all bills paid
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 25.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481553
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 28.50%	Starting monthly payment:	$79.52

Auction yield range:	16.71% - 24.00%	Estimated loss impact:	19.68%
Lender servicing fee:	1.00%	Estimated return:	4.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-1982	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	7 / 7	Length of status:	3y 3m
Amount delinquent:	$1,155	Total credit lines:	32	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,986	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	22	Bankcard utilization:	49%
		Homeownership:	No
Screen name:	encouraging-principal5	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal loan for trip
Purpose of loan:
This loan will be used to?help with trip

My financial situation:
I am a good candidate for this loan because? it will be used wisely ?

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481555
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.50%

Starting lender yield:	9.95%	Starting borrower rate/APR:	10.95% / 13.07%	Starting monthly payment:	$294.44

Auction yield range:	3.71% - 9.95%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	6.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Mar-2000	Debt/Income ratio:	27%
Credit score:	820-839 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	2y 7m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,610	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	25%
		Homeownership:	Yes
Screen name:	the-worth-system	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?
Consolidate and pay off credit card debt that was incurred after my wife and I purchased our first home last November and had to do some minor repairs, upgrades and purchase furnishings.
My financial situation: My wife and I are currently fully employed and have paid all of our bills on time, as reflected on my credit report and this loan would help us to pay down our debts in a timely manner and free up a little money each month.
I am a good candidate for this loan because? my wife and I are both fully employed and have an excellent record of repaying all of our obligations and this loan would be set up to be paid automatically on time each month. Thank you for your consideration and assistance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481559
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$134.61

Auction yield range:	13.71% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-1997	Debt/Income ratio:	27%
Credit score:	700-719 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	0y 9m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,540	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	12	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	green-inspired-benjamins	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rebuild Emergency Account
Purpose of loan:
This loan will be used to?help rebuild my families emergency account. My wife and I used almost all of funds to pay?for our?first house which was just in May of this year.??It will also help pay for some credit cards that we?used to furnish?our new house.? Our?emergency account is very important to us since we have 2 beautiful kids. ?

My financial situation:
I am a good candidate for this loan because? My wife and I both make enough money to pay off this loan by April 2011 if we choose to.? We have a joint account that the payments will be debited from.? We make about $6000-$6500 in take home money and only have around $3000 worth of fixed expenses.? We are in good standing with all of our current bills and credit cards.? We are on time with all payments and will be with this load and will have it directly debited from our checking account.
Monthly net income: $?
My take home for the month is between $2500-$3000 depending on my commissions.? My wifes take home is another $3500 and will also be helping me repay this loan.? We have a joint account.?
Monthly expenses: $
??Housing: $ 1847
??Insurance: $
??Car expenses: $ 395
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481567
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$308.20

Auction yield range:	10.71% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1996	Debt/Income ratio:	7%
Credit score:	740-759 (Oct-2010)	Inquiries last 6m:	10	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 5	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$2,267	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	15%
		Homeownership:	No
Screen name:	revenue-strawberry	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Capital
Purpose of loan:
Working Capital for startup company.?

My financial situation:
I have a history of creating companies and being successful at repaying loans for business. ?

Monthly net income: $ 16,000

Monthly expenses: $
??Housing: $ 3500
??Insurance: $ 800
??Car expenses: $900
??Utilities: $ 500
??Phone, cable, internet: $100
??Food, entertainment: $ 600
??Clothing, household expenses $100
??Credit cards and other loans: $ 100
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481569
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$308.20

Auction yield range:	10.71% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-1999	Debt/Income ratio:	37%
Credit score:	660-679 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 14	Length of status:	3y 11m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,822	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	60%
		Homeownership:	No
Screen name:	NYCBlonde	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
NO MORE CREDIT CARDS PLEASE
Purpose of loan:
This loan will be used to? Pay off my remaining credit card balances

My financial situation:
I am a good candidate for this loan because?I am a responsible borrower who has never been late with a payment and just needs to get out debt incurred while putting my daughter through college

Monthly net income: $ 4050.00

Monthly expenses: $
??Housing: $ 1050.00 (includes all utilities?even cable)
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 0 (I will not have any other payments after this loan.)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481571
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	4.95%

Starting lender yield:	12.40%	Starting borrower rate/APR:	13.40% / 17.04%	Starting monthly payment:	$50.83

Auction yield range:	5.71% - 12.40%	Estimated loss impact:	5.16%
Lender servicing fee:	1.00%	Estimated return:	7.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1974	Debt/Income ratio:	21%
Credit score:	740-759 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	6	Current / open credit lines:	3 / 3	Length of status:	22y 1m
Amount delinquent:	$2,366	Total credit lines:	29	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$121	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Bankcard utilization:	7%
		Homeownership:	Yes
Screen name:	mxz600	Borrower's state:	NewYork	Borrower's group:	00 Used Car Loans
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	740-759 (Latest)
Principal borrowed:	$3,800.00	< 31 days late:	0 ( 0% )	720-739 (May-2010) 700-719 (Mar-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	5
Description
paying off credit cards
Purpose of loan:
This loan will be used to? I am going to pay off our credit cards. [In full]

My financial situation:
I am a good candidate for this loan because? My wife just got a full time job -we have been trying to make due with her working part time but its was tight!

Monthly net income: $ 4400.00

Monthly expenses: $
??Housing: $ 1200.00
??Insurance: $ 119.00
??Car expenses: $ 292.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 130.00
??Food, entertainment: $ 350.00
??Clothing, household expenses $
??Credit cards and other loans: $ 500.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481579
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$82.19

Auction yield range:	10.71% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1992	Debt/Income ratio:	35%
Credit score:	740-759 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	0y 9m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$45,039	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	90%
		Homeownership:	Yes
Screen name:	OneLuckyCouple	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
almost there!!!!!!!!!!!!!!!!!!!!!!!
Purpose of loan:help get us caught up following our wedding.
This loan will be used to?
Pay the Mortgage

My financial situation:My wife and I have no kids and no car payments.? We are DINKS. Both full-time.? House is 1750 between the two of us. never missed a bill in seven years.? If you can help us following our wedding we can continue with that record!
Monthly net income: $ 4500

Monthly expenses: $
??Housing: $?875
??Insurance: $?
??Car expenses: $ 60
??Utilities: $ 300
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481581
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.30%

Starting lender yield:	6.65%	Starting borrower rate/APR:	7.65% / 7.99%	Starting monthly payment:	$311.75

Auction yield range:	2.71% - 6.65%	Estimated loss impact:	1.30%
Lender servicing fee:	1.00%	Estimated return:	5.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Sep-1986	Debt/Income ratio:	14%
Credit score:	780-799 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	13y 9m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,463	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	43%
		Homeownership:	Yes
Screen name:	artaos	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	45 ( 100% )	780-799 (Latest)
Principal borrowed:	$24,000.00	< 31 days late:	0 ( 0% )	780-799 (Jul-2008) 760-779 (Jul-2007)
Principal balance:	$3,041.40	31+ days late:	0 ( 0% )
Total payments billed:	45
Description
Pay Off High Interest Credit Card
Purpose of loan:
I want to pay-off a high interest credit card. The rate I am paying is (15.99%) but I would like to lower it and would prefer to pay the interest to you!

My financial situation:
I have few expenses other than my mortgage, the card and investments. I have worked with the same company since 1995. I have worked second jobs and been self-employed as well. I currently pay at least $150/card above the minimum payment due. I do not anticipate any major life changes over the next 3 years.

Monthly net income: $ 6413

Monthly expenses: $
??Housing: $ 860
??Insurance: $ 380
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 180
??Food, entertainment: $ 700
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 750
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481585
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.80%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$271.14

Auction yield range:	10.71% - 17.00%	Estimated loss impact:	10.20%
Lender servicing fee:	1.00%	Estimated return:	6.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1995	Debt/Income ratio:	91%
Credit score:	700-719 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	6y 4m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$48,556	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	83%
		Homeownership:	Yes
Screen name:	casemily	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	30 ( 94% )	700-719 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	1 ( 3% )	780-799 (Jan-2008)
Principal balance:	$0.00	31+ days late:	1 ( 3% )
Total payments billed:	32
Description
Pay off two cards, rather pay you!
Purpose of loan:
This loan will be used to pay off two credit cards.

My financial situation:
I am a good candidate for this loan because I pay more than the minimums and paid my last prosper loans off early. The late was due to interest of $1.00 and then a late fee, I did not realize that the auto pay wouldn't pay the correct amount showing due since I paid it off early. I'd rather pay you than the bank the interest on the remaining $8500 I owe. The drop to my credit score is because these two cards had $25,000 and a $20,000 limit and the bank slashed to $100 over what I owed which is now $4,000 and $4,500. The remaining revolving credit is at 2.99% and 3.99% for auto purchases on a different credit card. The interest rate made more sense using the cards over an auto/installment loan.

Monthly net income: $5,000

Monthly expenses: $
??Housing: $650.00
??Insurance: $200.00
??Car expenses: $250.00
??Utilities: $225.00
??Phone, cable, internet: $280.00
??Food, entertainment: $400.00
??Clothing, household expenses $250.00
??Credit cards and other loans: $300.00
??Other expenses: $400.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481595
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	May-2000	Debt/Income ratio:	32%
Credit score:	660-679 (Oct-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	8 / 10	Length of status:	9y 1m
Amount delinquent:	$217	Total credit lines:	30	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$32,381	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Bankcard utilization:	91%
		Homeownership:	Yes
Screen name:	new-unrivaled-yield	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CAR, DivorcigDebt/Ratio killing me!

I am separated from my husband and working out terms of uncontested divorce.? Until the debt/assets are disbtributed i cannot be approved for a loan via bank because of the debt/ratio.? My husband and I have assets/debts held jointly, applying alone throws all the figures out of wack.? I am actually responsible and pay for less than 1/2 of credit cards we have and we are equal owners to home/business etc.?

I need a new car.? Found a great deal 06 ML320, 42k miles, never been in wreck etc., sales price is 25k, I have 5k for down payment, need 20k loan.?Car's kelly blue book is 30k retail, 25k trade in.? ?I can repay w/in 6 months and offer 2k to lender for "interest".? Lender can be lienholder on car and deal directly w/ broker if so desired.?

Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481597
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 21.65%	Starting monthly payment:	$35.16

Auction yield range:	13.71% - 15.00%	Estimated loss impact:	14.85%
Lender servicing fee:	1.00%	Estimated return:	0.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	5y 8m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$11,663	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	spartacus2	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	700-719 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	720-739 (Jul-2008) 700-719 (Mar-2008)
Principal balance:	$310.22	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
Just need a little help....
Purpose of loan:
This loan will be used to?
purchase coats and clothes and other necessities for the kids.? My husbands employer has changed his pay schedule -- twice!! -- instituted direct deposit (which is great, finally!) BUT they have been screwing up ever since!!? We are waiting for them to pay us back pay at this point.
My financial situation:
I am a good candidate for this loan because?
our income is actually higher when adding my husbands and I am a reliable past user of Prosper.
Monthly net income: $ 6000

Monthly expenses: $
??Housing: $ 1800
??Insurance: $ 200
??Car expenses: $ 300
??Utilities: $250
??Phone, cable, internet: $ 100
??Food, entertainment: $ 800
??Clothing, household expenses $?200
??Credit cards and other loans: $ 550
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481599
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.30%

Starting lender yield:	6.00%	Starting borrower rate/APR:	7.00% / 7.34%	Starting monthly payment:	$123.51

Auction yield range:	2.71% - 6.00%	Estimated loss impact:	1.30%
Lender servicing fee:	1.00%	Estimated return:	4.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Aug-1999	Debt/Income ratio:	7%
Credit score:	760-779 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	2y 2m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$168	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	1%
		Homeownership:	No
Screen name:	loan-rider7	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	760-779 (Latest)
Principal borrowed:	$5,029.00	< 31 days late:	0 ( 0% )	700-719 (Oct-2009)
Principal balance:	$3,174.70	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate debt incurred from buying musical equipment at a reasonable interest rate.

My financial situation:
I am a good candidate for this loan because, I have a high credit score, always pay on time and I have the resources to cover the monthly payments.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481601
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$308.20

Auction yield range:	10.71% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-2000	Debt/Income ratio:	3%
Credit score:	720-739 (Oct-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	11y 11m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,369	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	26%
		Homeownership:	No
Screen name:	red-direct-benefit	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PMI Franchise
Purpose of loan:
This loan will be used to? Purchase into and run a Property Management Franchise in Washington DC.? I have worked for over 20 years in the Property Management Business, and have saved enough to go out on my own.? Im looking to get the downpayment funded and I can make the monthly payments with no problem to the Franchise Company.?

My financial situation:
I am a good candidate for this loan because? I have a low debt to income ratio that will allow me the ability to repay the loan quickly and easily

Monthly net income: $ 14583.00

Monthly expenses: $
??Housing: $ 2425
??Insurance: $ 244
??Car expenses: $
??Utilities: $ 144
??Phone, cable, internet: $ 245
??Food, entertainment: $ 655
??Clothing, household expenses $ 467
??Credit cards and other loans: $ 199
??Other expenses: $ 450
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481605
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	22.10%	Starting borrower rate/APR:	23.10% / 26.56%	Starting monthly payment:	$193.81

Auction yield range:	13.71% - 22.10%	Estimated loss impact:	15.19%
Lender servicing fee:	1.00%	Estimated return:	6.91%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-1989	Debt/Income ratio:	58%
Credit score:	660-679 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	3y 0m
Amount delinquent:	$0	Total credit lines:	20	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,499
Delinquencies in last 7y:	2	Bankcard utilization:	40%
		Homeownership:	No
Screen name:	helplessinmichigan	Borrower's state:	Michigan	Borrower's group:	HARD MONEY LOANS
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,500.00	< 31 days late:	0 ( 0% )	700-719 (Jan-2010) 700-719 (Oct-2006)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
paying off bills
Purpose of loan:
This loan will be used to? pay a few bills

My financial situation:
I am a good candidate for this loan because? my past credit with prosper, paying on time, have income to pay loan

Monthly net income: $ 1261.00

Monthly expenses: $
??Housing: $ 350.00
??Insurance: $ 17
??Car expenses: $ 240
??Utilities: $ 75
??Phone, cable, internet: $ 75
??Food, entertainment: $ 50
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 250
??Other expenses: $
I want to pay off several bills, my parnter pays half of household expenses
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481609
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$102.73

Auction yield range:	10.71% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1999	Debt/Income ratio:	11%
Credit score:	660-679 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	5y 3m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,543	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	76%
		Homeownership:	Yes
Screen name:	cash-encore	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting back on track
Purpose of loan:
This loan will be used to repair some plumbing and winterize the home to prevent major cost down the road.

My financial situation:
I am a good candidate for this loan because I am very secure in my career and have high values in paying off my lenders.

Monthly net income: $? My household income is $6,722 net after combination of both mine and my spouse

Monthly expenses: $
??Housing: $?1500.
??Insurance: $ 206.
??Car expenses: $ 298.
??Utilities: $ 300.
??Phone, cable, internet: $ 200.
??Food, entertainment: $ 400.
??Clothing, household expenses $ 50.
??Credit cards and other loans: $ 1500.
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481613
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1995	Debt/Income ratio:	26%
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 3	Length of status:	15y 5m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,973	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	13	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	p2ploan-renaissance	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	640-659 (Oct-2009)
Principal balance:	$2,265.56	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Looking for one loan
Purpose of loan:
This loan will be used to? To payoff existing loans

My financial situation:
Monthly net income: $
2200
Monthly expenses: $
??Housing:?
??Insurance: $ 125
??Car expenses: $ 350
??Utilities: $
??Phone, cable, internet: $ 100
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans:?200??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481617
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 23.29%	Starting monthly payment:	$278.34

Auction yield range:	13.71% - 18.90%	Estimated loss impact:	15.04%
Lender servicing fee:	1.00%	Estimated return:	3.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-1997	Debt/Income ratio:	33%
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 16	Length of status:	9y 6m
Amount delinquent:	$0	Total credit lines:	66	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$43,944	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	blue-lucrative-exchange	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate my loans
Purpose of loan:
This loan will be used to pay off some existing higher rate loans.

My financial situation:
I am a good candidate for this loan because I will diligently make each monthly payment as it comes due.? You, the lender are looking for a good investment.? I, the borrower, am looking to get rid of some higher interest loans.? It's a win/win for both of us.? Also, if you are concerned with an inability to meet my obligation, don't be.? I have yet to be delinquent on a monthly payment.? Besides, I would rather pay?the monthly interest to you my good lenders than to my current institutions.

Monthly net income: $
4,580 per month.? Also receive a 15,000 YE bonus.

Monthly expenses: $
??Housing: $ 850
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481621
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$113.09

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-1993	Debt/Income ratio:	10%
Credit score:	660-679 (Oct-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	9 / 8	Length of status:	15y 11m
Amount delinquent:	$26,017	Total credit lines:	37	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$367	Stated income:	$100,000+
Delinquencies in last 7y:	55	Bankcard utilization:	59%
		Homeownership:	Yes
Screen name:	mpan51	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off 2 higher interest loans
This loan will help me pay off some other debt at a higher interest rate & I will be able to save money each month by doing this. This payment will be deducted from my account each month and never be a problem.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481645
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$308.20

Auction yield range:	10.71% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1990	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	2y 5m
Amount delinquent:	$0	Total credit lines:	16	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$4,884
Delinquencies in last 7y:	2	Bankcard utilization:	71%
		Homeownership:	No
Screen name:	troublewithacapT	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit card/school
Purpose of loan:The reason I need this loan is to pay off my credit card and others bills.? My home is in need of repair.? The bathroom leaks,the tub and toilet was leaking in one of the bathroom ,that the present time I can not use it, because of the leak, it has cause damage to the floor of the bathroom and the ceiling of the basement.? I need to waterproof the basement and the buy two new patio have rotten out and need to be replace.? I also need to put a new patio double sliding door in, because in the winter you can feel the cold air coming in the house even with the themo panel drapes.? I had wind damage done to my home which was covered by my insurance company.? I was able to get a new roof and the sky light had to be resealed because they were leaking.? They covered the water stains with paint, but I feel the room need to be painted to make it look complete.
(explain what you will be using this loan for)

My financial situation:
(explain why you are a good candidate for paying back this loan) I would be able to pay back the loan because I would not have credit card and other bills because they will be paid off, that would free up more money to pay of the loan. The money will be coming out of my checking account which is direct deposit into my account, so the money will always be in my account.

Monthly net income: $ 3.000.00

Monthly expenses: $
??Housing: $1,024.15
??Insurance: $ 51.00
??Car expenses: $ 600.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 100.00
??Credit cards and other loans: $ 200.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481651
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	19.50%	Starting borrower rate/APR:	20.50% / 23.90%	Starting monthly payment:	$280.64

Auction yield range:	10.71% - 19.50%	Estimated loss impact:	11.27%
Lender servicing fee:	1.00%	Estimated return:	8.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-2005	Debt/Income ratio:	8%
Credit score:	680-699 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	2y 4m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,407	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	83%
		Homeownership:	No
Screen name:	unequivocal-investment5	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Small Loan for Movie Rental Machine
-- Good day sir/madam, My Loan is to be used towards the purchase of one DVD rental/retail machine (similar to the popular redbox(R) machines/business), along with purchase of about 200DVDs for starters to get the rental going.Based on my discussions with the machines producer:- (Estimated) Machine=$16K+tax;DVD cost per DVD + the casing(rental type) + RFID Tag=$18; for 200 gives $3600. The loan will help in covering part of the cost for these purchases/acquisitions, and I am still taking care of the remainder and other costs such as insurance (about $1000/yr), merchant account, broadband service, etc. Based on my research and projection (estimates), estimated yearly revenue for a good scenario comes to $45,000 on the machine, and estimated yearly expense is about $25,000 (machine cost is not included in this).Thus Net-Revenue is $20,000 out of which I can "deduct the machine cost easily" to payoff the loan within 2 to 3yrs (without even having to use my personal paycheck).The loan will already be taken out of my account, so technically its already coming-out from my incoming paychecks- (and the above revenue would replace my paycheck :-) ).
-- I would be highly honored to have you fund my loan;I am a very promising entrepreneur (as you can see through my concise summary),and funding my loan will get me one step closer to setting up my own DVD/Film rental small business.Thank you.
Information in the Description is not verified.